                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                         ADAMS RESOURCES & ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-7908                   74-1753147
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(State or other jurisdiction        (Commission file            (IRS employer
      of incorporation)                 number)              identification no.)


4400 POST OAK PKWY, SUITE 2700, HOUSTON, TEXAS                      77027
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  (Address of principal executive offices)                        (Zip code)


                                 (713) 881-3600
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              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

         On May 12, 2004, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADAMS RESOURCES & ENERGY, INC.



Date: May 12, 2004                By: /s/ Richard B. Abshire
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                                      Richard B. Abshire
                                      Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
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   99.1            Copy of Adams Resources & Energy, Inc. press release dated
                   May 12, 2004 entitled Adams Resources Announces First Quarter
                   Earnings.